EXHIBIT 99.2

THE DOOR MARKETING GROUP, LLC

FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2017

THE DOOR MARKETING GROUP, LLC

TABLE OF CONTENTS

Independent Auditor’s Report	3 – 4

Financial Statements:

Balance Sheet as of December 31, 2017	5

Statement of Operations for the Year Ended December 31, 2017	6

Statement of Changes in Members’ Equity for the Year Ended December 31, 2017	7

Statement of Cash Flows for the Year Ended December 31, 2017	8

Notes to Financial Statements	9 – 13

Independent Auditor’s Report

The Door Marketing Group, LLC

New York, NY 10011

We have audited the accompanying financial statements of The Door Marketing Group, LLC, which comprise the balance sheet as of December 31, 2017, and the related statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Door Marketing Group, LLC as of December 31, 2017, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

June 25, 2018

THE DOOR MARKETING GROUP, LLC

BALANCE SHEET

DECEMBER 31, 2017

Assets
Current Assets:
Cash	$305,644
Accounts receivable	332,340
Prepaid expenses and other assets	65,845
Total Current Assets	703,829
Property, Equipment and Leasehold Improvements, net	119,819
Security Deposits	30,667
Total Assets	$854,315

Liabilities and Members' Equity
Current Liabilities:
Deferred revenue	$30,000
Accrued expenses	160,912
Deferred rent, current portion	12,788
Deferred tax liability	26,718
Total Current Liabilities	230,418

Long-Term Liabilities:
Deferred rent, noncurrent portion	32,287
Line of credit	371,658
Total Long-Term Liabilities	403,945
Total Liabilities	634,363
Members' Equity	219,952
Total Liabilities and Members' Equity	$854,315

The accompanying notes are an integral part of these financial statements.

THE DOOR MARKETING GROUP, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Revenue	$5,503,609
Operating Expenses	4,934,815
Operating Income Before Guaranteed Payments	568,794
Guaranteed Payments	480,000
Operating Income	88,794
Interest Expense	12,506
Income before Provision for Income Taxes	76,288
Income Tax Provision	16,877
Net Income	$59,411

The accompanying notes are an integral part of these financial statements.

THE DOOR MARKETING GROUP, LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2017

Members' Equity, Beginning of Period	$467,118
Net income	59,411
Less: Members' distributions	(306,577)
Members' Equity, End of Period	$219,952

The accompanying notes are an integral part of these financial statements.

THE DOOR MARKETING GROUP, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2017

Cash Flows From Operating Activities:
Net income	$59,411
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	45,703
Deferred rent	(7,998)
Deferred tax liability	(110)
Changes in operating assets and liabilities:
Accounts receivable	38,786
Prepaid expenses and other assets	(8,160)
Accrued expenses	(85,531)
Deferred revenue	30,000
Net Cash Provided by Operating Activities	72,101

Cash Flows From Investing Activities:
Purchase of property, equipment and leasehold improvements	(14,031)
Net Cash Used in Investing Activities	(14,031)

Cash Flows From Financing Activities:
Proceeds from line of credit	273,932
Repayments of line of credit	(15,155)
Distributions	(306,577)
Net Cash Used in Financing Activities	(47,800)

Net Increase in Cash	10,270
Cash, Beginning of Period	295,374
Cash, End of Period	305,644

Supplemental Disclosures of Cash Flow Information:
Interest	$12,506
Income taxes	$26,900

The accompanying notes are an integral part of these financial statements.

THE DOOR MARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

1. ORGANIZATION AND PRINCIPAL BUSINESS ACTIVITIES

The Door Marketing Group, LLC (the “Company”) was organized, pursuant to the laws of the State of New York in December 2007, as a public relations firm headquartered in New York, with other offices in Illinois and California. The Company will continue in operation as provided for in the operating agreement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as set forth in the Financial Accounting Standards Board’s (“FASB”) accounting standards codification.

Use of Estimates in Financial Statements

U.S. GAAP requires management to make certain estimates, judgments and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash balances consist of cash deposits at financial institutions. At times, balances in these accounts may exceed federally insured limits, however, to date, the Company has not incurred any losses on deposits of cash.

Accounts Receivable and Allowance for Doubtful Accounts

The Company’s trade accounts receivable are recorded at amounts billed to customers, and presented on the balance sheet net of allowance for doubtful accounts. The Company reserves for doubtful accounts receivable based on various factors, including the age of the receivables, current economic conditions, historical losses and other information management obtains regarding the financial condition of customers. The policy for determining the past due status of receivables is based on how recently payments have been received and each customer’s financial condition. The balance of the reserve for doubtful accounts, if any, is deducted from receivables to properly reflect the net realizable value. Receivables are written off when all collection efforts have been exhausted. Management deems the entire accounts receivable balance to be collectible and no allowance for uncollectible accounts has been established as of December 31, 2017.

Depreciation and Amortization

Property, equipment, and leasehold improvements are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful lives of the assets.

Revenue Recognition

Revenue consists of fees from the performance of professional services and billings for direct costs reimbursed by clients. Fees are generally recognized on a straight-line or monthly basis which approximates the proportional performance on such contracts. Direct costs reimbursed by clients are billed as pass-through revenue with no mark-up.

Deferred revenue represents customer advances or amounts allowed to be billed under the contracts for work that has not yet been performed or expenses that have not yet been incurred.

THE DOOR MARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company is a partnership and is not subject to federal or state income tax in general. It is only subject to tax in New York City which has a statutory rate of 4%.

The Company recognizes and measures tax positions taken or expected to be taken in its tax return only if it is more likely than not to be sustained based solely on their technical merit and assesses the likelihood that the positions will be sustained upon examination based on the facts, circumstances and information available at the end of each period; otherwise, no benefits of the positions are to be recognized.  Moreover, the more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of a benefit. As of December 31, 2017, the Company has not recorded any unrecognized tax benefits in the accompanying balance sheets. In the event the Company was to recognize interest and penalties relating to uncertain tax positions, they would be recorded in interest expense and other non-interest expense, respectively.

The U.S. Federal jurisdiction, California, Illinois, Louisiana, New York, and New York City are the major tax jurisdictions where the Company files income tax returns. The Company is no longer subject to U.S. Federal examinations by tax authorities for years before 2013. Additionally, the statute of limitations to examine the Company’s tax returns, in the U.S. states and New York City, varies depending on the jurisdiction.  The company has not been notified of any federal or state income tax examinations.

Guaranteed Payments

Guaranteed payments to members that are compensation for services rendered are accounted for as Company expenses rather than as allocations of the Company’s net income.

Deferred Rent

Deferred rent consists of the difference between the rent expense recognized on the straight-line basis over the payments required under certain office leases.

Advertising Costs

Advertising costs, which are included in operating expenses, are charged to expense as incurred. Advertising expense amounted to approximately $6,000 for the year ended December 31, 2017.

THE DOOR MARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

3.  RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers.” ASU 2014-09 represents a comprehensive new revenue recognition model that requires a company to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled to receive in exchange for those goods or services. This ASU sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed. In August 2015, the FASB issued ASU 2015-14, “ Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09 by one year, but permits entities to adopt one year earlier if they choose (i.e., the original effective date). As such, ASU 2014-09 will be effective for annual and interim reporting periods beginning after December 15, 2018. The Company is currently evaluating the potential impact of the adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842).” The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. ASU 2016-02 is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods, with early adoption permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the potential impact of the adoption of this standard.

4. PROPERTY, EQUIPMENT, AND LEASEHOLD IMPROVEMENTS

Property, equipment, and leasehold improvements consist of the following at December 31, 2017:

Computers and equipment	$130,186
Furniture and fixtures	118,556
Leasehold improvements	50,116
298,858
Less: Accumulated depreciation	(179,039)
$119,819

The Company depreciates office furniture over a useful life of seven years, computer equipment over a useful life of five years, and leasehold improvements over the remaining term of the related lease (Note 8). For the year ended December 31, 2017, the Company recorded depreciation expense of $45,703.

5. LINE OF CREDIT

The Company has a $450,000 revolving evergreen credit line agreement with JPMorgan Chase Bank. Borrowings bear interest at the bank’s prime lending rate plus 2.80% (7.3% at December 31, 2017). The debt, including letters of credit outstanding, is collateralized by substantially all of the Company’s assets. The credit agreement requires the Company to meet certain covenants and includes limitations on distributions to members. The Company is in compliance with covenants as of December 31, 2017. At December 31, 2017, the outstanding loan balance was $371,658. The Company incurred interest expense of $12,506 for the year ended December 31, 2017

THE DOOR MARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

6. INCOME TAXES

The components of income tax expense are as follows for the year ended December 31, 2017:

Current	$16,987
Deferred	(110)
$16,877

The Company is a partnership and is not subject to federal or state income tax in general.  It is only subject to tax in New York City which has a statutory rate of 4%.  Net deferred assets and liabilities are as follows at December 31, 2017:

Deferred Tax Asset:
Effect of Cash Basis Accounting Adjustments	$5,683
Deferred Tax Liabilities:
Effect of Cash Basis Accounting Adjustments	(29,354)
Effect of Tax Depreciation Adjustments	(3,047)
Net Deferred Tax Liability	$(26,718)

The Company may be subject to examination by the Internal Revenue Service (“IRS”) as well as states for calendar years 2014 through 2017.  The Company has not been notified of any federal or state income tax examinations.

7. EMPLOYEE BENEFIT PLAN

The Company has a 401(k) profit sharing plan that covers substantially all employees. Contributions to the plan are at the discretion of the Company’s management. The Company’s contributions were approximately $86,515 for the year ended December 31, 2017.

8. COMMITMENTS AND CONTINGENCIES

Leases

The Company occupies office space in New York, New York. An affiliate of the Company owned by the same members is obligated under an operating lease agreement for the office space in New York, New York, expiring in August 2020. The Company made payments of $202,515 to the affiliate for the year ended December 31, 2017 related to the lease. The lease is secured by a cash security deposit of approximately $29,000.

The Company is obligated under an operating lease agreement for office space in Chicago, Illinois, at a fixed rate of $2,200, expiring in May 2020. The lease is secured by a cash security deposit of approximately $1,500.

The Company has a month-to-month lease agreement for office space in Los Angeles, California at a fixed rate of $1,300 per month.

Future minimum annual rent payments are as follows:

Period ending December 31,
2018	$222,787
2019	227,696
2020	147,989
$598,472

Rent expense amounted to approximately $238,000 for the year ended December 31, 2017.

THE DOOR MARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

9. SUBSEQUENT EVENTS

Subsequent events have been evaluated through June 25, 2018, which is the date the financial statements were available to be issued.